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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
              PREFERENCE PLUS SELECT (R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                       SUPPLEMENT DATED FEBRUARY 20, 2009
            TO THE PROSPECTUS DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplement describes changes to the charges for and features of certain optional benefits that will be effective for Preference Plus Select variable annuity contracts issued by Metropolitan Life Insurance Company. If approved in your state these changes are effective for Contracts issued based on applications and necessary information that we receive at your Administrative Office after the close of the New York Stock Exchange on February 20, 2009.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus dated April 28, 2008 (as supplemented). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 (Attention: Fulfillment Unit-PPS) or call us at (800) 638-7732 to request a free copy.

I. GMIB PLUS II, LIFETIME WITHDRAWAL GUARANTEE II AND ENHANCED DEATH BENEFIT

For Contracts issued based on applications and necessary information that we receive at your Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following current optional benefit charges will apply(1):

..    GMIB Plus II (Prior to Optional Step-Up/Reset): 1.00% of the Income Base;

..    GMIB Plus II (Prior to Optional Step-Up/Reset) (Contracts Issued in New
     York State Only):0.95% of the Income Base;

..    Lifetime Withdrawal Guarantee II (Single Life Version) (Prior to Automatic
     Annual Step-Up): 1.25% of the Total Guaranteed Withdrawal Amount;

..    Lifetime Withdrawal Guarantee II (Joint Life Version) (Prior to Automatic
     Annual Step-Up): 1.50% of the Total Guaranteed Withdrawal Amount;

..    Enhanced Death Benefit (Prior to Optional Step-Up) (issue ages 70-75):
     0.90% of the Death Benefit Base; and

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(1)  In certain circumstances, if we receive your application and necessary information at your Administrative Office prior to the close of the New York Stock Exchange on February 20, 2009 and there is an extended delay in our receipt of your purchase payment, the higher current optional rider charges will apply.

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..    If the GMIB Plus II is elected with the Enhanced Death Benefit, the charge for the Enhanced Death Benefit is reduced to 0.85% of the Death Benefit
     Base (issue ages 70-75).

In addition, for Contracts issued based on applications and necessary information that we receive at your Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following maximum guaranteed charges for the Lifetime Withdrawal Guarantee II will apply:

     . Lifetime Withdrawal Guarantee II (Single Life version) Upon Automatic Step-Up (maximum): 1.60% of the Total Guaranteed Withdrawal Amount; and

     . Lifetime Withdrawal Guarantee II (Joint Life version) Upon Automatic Annual Step-Up (maximum): 1.80% of the Total Guaranteed Withdrawal Amount.

All references in the prospectus to the charges for the GMIB Plus II, Lifetime Withdrawal Guarantee II (Single Life Version), Lifetime Withdrawal Guarantee II (Joint Life Version) and Enhanced Death Benefit are amended to conform to the charges described in this supplement. Please note that the maximum charges for the GMIB Plus II and Enhanced Death Benefit riders in the event of an automatic or optional step-up are not changed and remain as described in the prospectus.

Additionally, for Contracts issued based on applications and necessary information that we receive at your Administrative Office after the close of the New York Stock Exchange on February 20, 2009, the following changes apply to the GMIB Plus II rider:

..    The GMIB Annuity Table specified in the Contract will be calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year.

..    Except for Contracts issued in New York State, the GMIB Plus II Purchase
     Pay-Out Rates are enhanced to equal or exceed 6% of the Annual Increase Amount (calculated on the date the payments are determined) in the event:
     (i) you take no withdrawals before your 62nd birthday; (ii) your Account Balance is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an income base remaining; and (iii) the income type you select is the Lifetime Income Annuity with a 10 Year Guarantee Period.

..    Except for Contracts issued in New York State, the GMIB Plus II Purchase
     Pay-Out rates are enhanced to equal or exceed 5% of the Annual Increase Amount (calculated on the date the payments are determined) in the event:
     (i) you take no withdrawals before your 60th birthday; (ii) your Account Balance is fully withdrawn or decreases to zero on or after your 60th birthday and there is an

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income base remaining; and (iii) the income type you select is the Lifetime
Income Annuity with a 10 Year Guarantee Period.

II. GUARANTEED MINIMUM ACCUMULATION BENEFIT

Please note: except in Nevada and New Jersey effective after the close of the New York Stock Exchange on February 20, 2009, the Guaranteed Minimum Accumulation Benefit (GMAB) described in the prospectus is no longer available for purchase.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

1600 Division Road                                     Telephone: (800) 638-7732
West Warwick, RI 02893

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